Exhibit 99.2

Forward Looking Statement This presentation contains forward-looking statements which include, but are not limited to, statements about the benefits of the business combination transaction described herein, including the combined company’s future financial and operating results, plans, expectations, goals and outlook for the future. Statements in this presentation that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements speak only as of the date hereof and, by nature, involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to, (i) the possibility that the acquisition does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in the Company’s stock price before closing, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and the target operate; (iv) the ability to promptly and effectively integrate the businesses of the Company and the target; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vi) diversion of management time on acquisition-related issues. Additional information on factors that might affect the Company’s financial results is included in its most recent Form 10-K and Form 10-Q as filed with the Securities and Exchange Commission. We do not intend and disclaim any duty or obligation to update or revise any forward-looking statements in this presentation to reflect new information, future events or otherwise.

Headquartered in Conway, Arkansas, Operates 142 branches in Arkansas, Alabama, Florida and New York Bank holding company focused on commercial and retail banking services for businesses and individuals Financial Highlights at 9/30/16 Total Assets - $9.8 Billion Total Loans - $7.0 Billion Total Deposits - $6.8 Billion Home BancShares, Inc.

Giant Holdings, Inc. (“GHI”), a Florida state-chartered holding company for Landmark Bank, N.A. (“Landmark”) Community bank established in 1998 in Fort Lauderdale, FL $463.0 million in total assets Landmark acquired a bank from the FDIC in 2014 with approximately $88 million in total assets Purchase all of the issued and outstanding shares of common stock of GHI No additional capital required to complete the transaction Acquired branches will operated as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc. Giant Holdings, Inc.: Transaction Overview

Purchase price for the transaction of approximately $88.5 million $70.0 million HOMB Common Stock $18.5 million Cash The exchange ratio for HOMB stock will be based on a 20 day HOMB Volume Weighted-Average Price (“VWAP”) immediately prior to closing Collar at +/- 20% of the closing 20 day HOMB VWAP compared to $21.31 per share. Giant Holdings, Inc.: Transaction Overview

Termination Provisions No shop provision, with a fiduciary out for the board to accept a superior proposal If Landmark terminates the agreement prior to the closing of the transaction and accepts a superior proposal, there will be a termination fee equal to 5% of transaction value Key management of Landmark will remain with Centennial Bank Approvals Landmark – Shareholder approval HOMB – Regulatory approval Giant Holdings, Inc.: Transaction Overview

Additive to current Southeast Florida footprint Financially attractive transaction – immediately accretive to: Diluted earnings per share Tangible Book Value Book Value Addition of experienced Southeast Florida bankers to the Centennial Bank team Strategic Opportunity

Broward & Palm Beach Counties: Deposit Market Share (1) Deposit market share as of 6/30/16 HOMB DEPOSIT MARKET SHARE BY COUNTY County Branches Deposits (000) Market Share (%) Broward 2 $ 85,126 0.16% Palm Beach - - 0.00% Total 2 $ 85,126 0.16% COMBINED DEPOSIT MARKET SHARE BY COUNTY County Branches Deposits (000) Market Share (%) Broward 7 $ 377,223 0.73% Palm Beach 1 37,233 0.08% Total 8 $ 414,456 0.81% GHI DEPOSIT MARKET SHARE BY COUNTY County Branches Deposits (000) Market Share (%) Broward 5 $ 292,097 0.56% Palm Beach 1 37,233 0.08% Total 6 $ 329,330 0.64%

Branch Detail & Demographics Address City Open Date 2016 Deposits ($M) Growth Over 2015 (%) Total Households (#) Projected Household Change (‘16-’22) (%) Median Household Income ($) Projected Median Household Change (‘16-’22) (%) 8199 W McNab Rd. Tamarac Feb 1978 12 38.3% 22,029 8.0% 45,157 10.3% 2600 E Commercial Blvd Fort Lauderdale Aug 1998 218 (3.3%) 17,428 7.9% 59,737 14.3% 4657 S University Dr. Davie Nov 2006 9 3.0% 9,922 4.3% 78,447 13.0% 3309 Sheridan St Hollywood Apr 2007 17 52.2% 20,314 5.5% 50,396 18.5% 707 SE 3rd Ave Fort Lauderdale Mar 2013 36 22.5% 5,826 10.4% 57,548 11.3% 5255 N Federal Hwy Boca Raton Oct 2014 37 0.4% 8,497 6.0% 71,416 30.6% Total/Weighted Average 329 4.3% 15,251 7.7% 60,344 15.8%

Deposit Composition Note: Dollars in Millions HOMB HOMB – Pro-Forma Transaction Accounts Money Market & Savings Jumbo Time Deposits Retail Time Deposits HOMB 9/30/2016 Acquired Landmark Deposits 9/30/2016 HOMB Pro-Forma Transaction Accounts $ 1,298 $ 158 $ 1,456 Money Market & Savings 4,269 113 4,382 Retail Time Deposits 491 23 515 Jumbo Time Deposits 839 83 922 $ 6,897 $ 378 $ 7,275 12% 19% 7% 62% 13% 20% 7% 60% 22% 42% 6% 30% Landmark Bank

Loan Composition Note: Dollars in Millions Includes Agriculture Before loan discounts Loan Type HOMB (9/30/16) Acquired Landmark Loans(2) (9/30/16) HOMB Pro-forma Total % of Pro-forma Total Loans Commercial RE (Non-farm/non-residential & agriculture) $ 3,032 $ 190 $ 3,222 43.2% Construction/Land Development 1,065 16 1,081 14.5% Residential Real Estate 1,593 101 1,694 22.7% Commercial & Industrial (1) 1,298 35 1,333 17.9% Consumer 42 - 42 0.6% Other 82 - 82 1.1% Total $ 7,112 $ 342 $ 7,454 100.0%

Historical Acquisitions Year Acquired Bank Acquisition Type Location Assets 2003 Community Bank Market Cabot, AR $326 2005 Twin City Bank Market North Little Rock, AR $633 2005 Marine Bank Market Marathon, FL $258 2005 Bank of Mountain View Market Mountain View, AR $203 2008 Centennial Bank Market Little Rock, AR $234 2010 Old Southern Bank FDIC-assisted Orlando, FL $335 2010 Key West Bank FDIC-assisted Key West, FL $97 2010 Coastal Community Bank FDIC-assisted Panama City, FL $362 2010 Bayside Savings Bank FDIC-assisted Port Saint Joe, FL $63 2010 Wakulla Bank FDIC-assisted Crawfordville, FL $353 2010 Gulf State Community Bank FDIC-assisted Carrabelle, FL $112 2012 Vision Bank Selected Asset Purchase Panama City, FL $530 2012 Heritage Bank of Florida FDIC-assisted Lutz, FL $225 2012 Premier Bank §363 Bankruptcy Tallahassee, FL $265 2013 Liberty Bancshares, Inc. Market Jonesboro, AR $2,819 2014 Florida Traditions Bank Market Dade City, FL $310 2014 Broward Financial Holdings, Inc. Market Ft. Lauderdale, FL $184 2015 Doral Bank Florida FDIC-assisted Panama City, FL $466 2015 Florida Business BancGroup, Inc. Market Tampa, FL $532 Note: DOLLARS IN MILLIONS

HOMB Footprint Note: Map as of November 2016 ARKANSAS 76 Branches ALABAMA 6 Branches Panhandle 27 Branches FLORIDA 17 Branches FLORIDA 4 Branches FLORIDA 8 Branches South Central Southwest Keys FLORIDA FLORIDA 3+6 Branches Southeast NEW YORK 1 Branch

Branch Locations Mountain View (2) Searcy (3) Beebe (2) Ward Cabot (4) Jacksonville (2) Sherwood Greenbrier Vilonia Conway (7) Mayflower Maumelle Little Rock (8) Bryant Quitman North Little Rock (5) Morrilton Heber Springs ARKANSAS Jonesboro (5) Batesville (2) Highland Monette Mountain Home Paragould (3) Rector Bentonville Fayetteville (2) Fort Smith (3) Rogers Siloam Springs (2) Springdale Tontitown Atkins Clarksville Dardanelle Russellville (3) Pottsville Van Buren Branch Locations (76) Arkansas Footprint Note: Map as of November 2016

Gulf Coast FOOTPRINT Note: Map as of November 2016 Eastpoint Apalachicola Carrabelle Port St. Joe Lynn Haven Panama City St. George Island Panama City Beach (2) Mexico Beach Blountstown Bristol Tallahassee (6) Daphne Fairhope Elberta Foley Orange Beach Gulf Shores Navarre Destin Wewahitchka ALABAMA FLORIDA Quincy St. Marks Pensacola (2) Santa Rosa Beach (2) Branch Locations (33)

Central Florida Footprint Note: Map as of November 2016 Lake Mary Winder Park Orlando Kissimmee St. Cloud Winter Haven Lakeland Zephyrhills Plant City Tampa (3) Lutz Dade City Spring Hill Branch Locations (17) St. Petersburg Sarasota

Southern Florida Footprint Note: Map as of November 2016 Existing Branch Locations (21) Naples Marco Island Tamarac Key largo Islamorada Marathon (2) Key West (3) Big Pine Hollywood Ft. Lauderdale (2+2) Boca Raton Davie (1+1) Landmark Branch Locations (6) Port Charlotte Punta Gorda

Florida Footprint Note: Map as of November 2016 FLORIDA Port Charlotte Punta Gorda Marco Island Key Largo Islamorada Marathon (2) Big Pine Key West (3) Eastpoint Apalachicola Carrabelle Port St. Joe Lynn Haven Panama City St. George Island Panama City Beach (2) Mexico Beach Blountstown Bristol Tallahassee (6) Navarre Wewahitchka Destin Quincy Landmark Branch Locations (6) St. Marks Pensacola (2) Santa Rosa Beach (2) Orlando Winter Park Lutz Tampa (3) Lake Mary Kissimmee St. Cloud Zephyrhills Dade City Plant City Lakeland Winter Haven Spring Hill Naples Ft. Lauderdale (2+2) St. Petersburg Sarasota Davie(1+1) Boca Raton Hollywood Tamarac Existing Branch Locations (59)

Contact Information Corporate Headquarters Home BancShares, Inc. 719 Harkrider Street, Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Jennifer C. Floyd Investor Relations Officer (501) 339-2929 Website www.homebancshares.com